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                                                                    Exhibit 99.1


                                  (STERLING LOGO LETTERHEAD)



CONTACT:

John W. Tietjen                                     Denise Roche
Chief Financial Officer                             Investor Relations/ Media
Sterling Bancorp                                    The Ruth Group
Tel: (212) 757-8035                                 Tel: (646) 536-7008
Fax: (212) 757-8287                                 droche@theruthgroup.com
john.tietjen@sterlingbancorp.com


        STERLING BANCORP TO PARTICIPATE IN KEEFE, BRUYETTE & WOODS, INC.
                    NEW YORK BANK FIELD TRIP AND CONFERENCE


NEW YORK, May 2, 2003 -- Sterling Bancorp (NYSE: STL), the parent company of Sterling National Bank, announced today that John C. Millman, President of Sterling Bancorp, and Michael Bizenov, President of Sterling National Mortgage Company, Inc., will be making a presentation as part of the Keefe, Bruyette & Woods, Inc. New York Bank Field Trip and Conference, being held May 6-8, 2003.

Mr. Millman and Mr. Bizenov will speak at approximately 4:30 PM on Wednesday, May 7, 2003. The PowerPoint slides used in the presentation will be posted on the Company's Web site, http://www.sterlingbancorp.com/ir/050703.pdf, later that day.

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.6 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in the metropolitan New York area, as well as North Carolina and many mid-Atlantic States and conducts business throughout the U.S.

This press release may contain statements including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements contained herein regarding matters that are not historical facts and that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may
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                                                                    Exhibit 99.1


differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Factors that could cause the Company's actual results to differ, possibly materially, from those in the forward-looking statements include, but are not limited to, the following: inflation, interest rates, market and monetary fluctuations; geopolitical developments including acts of war and terrorism and their impact on economic conditions; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve; changes, particularly declines, in general economic conditions and in local economies in which the Company operates; the financial condition of the Company's borrowers; competitive pressures on loan and deposit pricing and demand; changes in technology and their impact on the marketing of new products and services and the acceptance of these products and services by new and existing customers; the willingness of customers to substitute competitors' products and services for the Company's products and services; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); changes in accounting principles, policies and guidelines; and the success of the Company at managing the risks involved in the foregoing as well as other risks and uncertainties detailed from time to time in the Company's press releases and other public filings. The foregoing list of important factors is not exclusive, and the Company will not update any forward-looking statements, whether written or oral, that may be made from time to time.